UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):July 18, 2024
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SI-BONE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38701	26-2216351
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

471 El Camino Real
Suite 101
Santa Clara, CA 95050
(Address of principal executive offices) (Zip Code)

(408) 207-0700
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SIBN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 18, 2024, SI-BONE, Inc. (the “Company”) and BIXBY SPE FINANCE 11, LLC (“Landlord”) entered into the Second Amendment (the “Second Lease Amendment”) to the Office Lease Agreement (the “Original Lease”) dated as of February 2, 2018, as amended by that certain First Amendment to Lease (the “First Amendment”) dated as of April 16, 2018 (collectively, as amended, the “Lease”). The Lease is for 21,848 square feet of office space located at 471 El Camino Real, Santa Clara, California, the Company’s corporate headquarters.

Pursuant to the Second Lease Amendment, the Company and Landlord agreed to extend the term of the Lease for an additional period of fourteen months commencing on June 1, 2025 (the “Extension Date”), and expiring July 31, 2026 (the “Expiration Date”) with the base rent in the amount of $43,696 per month. The Company shall not be required to pay monthly base rent for the first three months from and after the Extension Date. Pursuant to the Second Lease Amendment, the Company agreed to continue to pay its share of operating expenses and taxes through the Expiration Date. The Second Lease Amendment terminates the 5-year extension option contained in the Original Lease.

The foregoing description of the Second Lease Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Lease Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference herein in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Second Amendment to Lease, dated July 18, 2024, between SI-BONE, Inc and BIXBY SPE FINANCE 11, LLC
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI-BONE, INC.

Date:	July 19, 2024	By:	/s/ Anshul Maheshwari
Anshul Maheshwari
Chief Financial Officer
(Principal Financial and Accounting Officer)